UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2006

                                  Cintel Corp.
             (Exact name of registrant as specified in its charter)


        Nevada                     333-100046                 52-2360156
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
    of Incorporation)              File Number)           Identification Number)


         9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
              (Address of principal executive offices) (zip code)

                                 (502) 657-6077
              (Registrant's telephone number, including area code)

                                   Copies to:

                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related
Audit Report or Completed Interim Review.

On November 17, 2006, the management of the Registrant concluded that its financial statements for the year ended December 31, 2005, which are included in its Form 10-KSB for the year ended December 31, 2005 and the financial statements for the three months ended March 31, 2006, which are included in its Form 10-QSB for the quarter ended March 31, 2006, the financial statements for the three and six months ended June 30, 2006, which are included in its Form 10-QSB for the quarter ended June 30, 2006 cannot be relied upon because upon further consideration, the Company determined that it was not, more likely than not , that deferred tax losses would be realized. The Registrant is considering revising the valuation allowance for the deferred tax asset accordingly.

Management has apprised the Company's Board and has discussed the matters in this Report with its independent auditors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cintel Corp.


Dated: November 22, 2006                By:/s/ Sang Don Kim
                                           -------------------------------------
                                           Name:    Sang Don Kim
                                           Title:   Chief Executive Officer




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